                           $350,000,000 (APPROXIMATE)

               LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-C
                  CLASS A-1, CLASS A-2, CLASS A-3 AND CLASS A-4

                           LONG BEACH ACCEPTANCE CORP.
                             ORIGINATOR AND SERVICER

                     LONG BEACH ACCEPTANCE RECEIVABLES CORP.
                                   TRANSFEROR

                                NOVEMBER 18, 2004

                          [RBS GREENWICH CAPITAL LOGO]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

These Computational Materials are provided for information purposes only, and do not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The Computational Materials do not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior computational materials for this transaction.
 In addition, the information contained herein may be superseded by information contained in computational materials circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and
Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement, the Prospectus
   Supplement and the Prospectus are referred to herein as the "Prospectus".

PRELIMINARY COMPUTATIONAL MATERIALS            DATE PREPARED:  NOVEMBER 18, 2004

               Long Beach Acceptance Auto Receivables Trust 2004-C

                           $350,000,000 (APPROXIMATE)

                          $350,000,000 CLASS A NOTES(1)

-------------------------------------------------------------------------------
 (Note: These Computational Materials have been prepared to assist prospective investors in the Class A Notes only; references to the Certificates are provided solely for informational purposes.)
--------------------------------------------------------------------------------

     ---------------------------------============================================================================
     Class                                 Class A-1 Notes       Class A-2 Notes Class A-3 Notes  Class A-4 Notes
     -------------------------------------------------------------------------------------------------------------

     Principal Amount1                       $63,000,000          $106,000,000     $74,000,000     $107,000,000
     Class Percentage                           17.82%               29.98%           20.93%          30.27%
     Initial Credit Support2               Policy issued by       Policy issued   Policy issued    Policy issued
                                          Financial Security         by FSA           by FSA          by FSA
                                        Assurance Inc. ("FSA")
     Expected Rating                            A1/P1+               Aaa/AAA         Aaa/AAA          Aaa/AAA
     [(Moody's/S&P)]
     Coupon Rate                                 TBD                   TBD             TBD              TBD
     Pool APR                                   10.81%               10.81%           10.81%          10.81%
     Originator/Servicer/Custodian      Long Beach Acceptance         LBAC             LBAC            LBAC
                                            Corp. ("LBAC")
     Indenture Trustee/Back-up        JP Morgan Chase ("Chase")       Chase           Chase            Chase
     Servicer/Collateral
     Agent/Trust Collateral
     Agent
     Owner Trustee                     Wilmington Trust Company    Wilmington       Wilmington      Wilmington
                                            ("Wilmington")
     Pricing Prepayment Speed                 1.70% ABS             1.70% ABS       1.70% ABS        1.70% ABS
     Projected Weighted                       0.32 Years           1.00 Years       2.00 Years      3.31 Years
     Average Life to Call
     Pricing Benchmark                      3 Month LIBOR             EDSF            Swaps            Swaps
     Expected Closing Date                 December 9, 2004        December 9,   December 9, 2004   December 9,
                                                                      2004                             2004
     Expected Settlement Date              December 9, 2004        December 9,   December 9, 2004   December 9,
                                                                      2004                             2004
     Payment Dates                      15th day of each month     15th day of     15th day of      15th day of
                                                                   each month       each month      each month
     Record Date                       Last day of the Accrual     Last day of   Last day of the    Last day of
                                                Period             the Accrual    Accrual Period    the Accrual
                                                                     Period                           Period
     Interest Accrual & Delay              Actual/360 - - 0       30/360 - - 0     30/360 - - 0    30/360 - - 0
     Days
     Final Scheduled Payment                December 2005          August 2008    September 2009     July 2011
     Date
     ERISA Eligible                              Yes                   Yes             Yes              Yes
     ---------------------------------============================================================================

1. Subject to a variance of +/- 10%.

2. The Class A Notes have the benefit of (a) an insurance policy (the "Policy")
   to be issued by FSA as the Note Insurer which will guarantee Scheduled
   Payments of the Class A Notes, (b) funds, if any, on deposit from time to time in the Spread Account (c) funds, if any, on deposit from time to time in the Supplemental Enhancement Account and (d) Overcollateralization, if any.
   Payments to the Class A Noteholders on each Payment Date will be funded, first, from collections on the Receivables (including excess spread) plus amounts from any Mandatory Special Redemption, second, from withdrawals from the Spread Account, third, from withdrawals from the Supplemental Enhancement
   Account and fourth, from draws on the Policy. The issuer expects that the initial excess spread, equivalent to the weighted average APR on the
   Receivables less the sum of the Servicing Fee, the Indenture Trustee, the
   Custodian and the Backup Servicer fees, the premium payable to FSA, the interest due on the Class C Certificate and the interest due on the Notes will be approximately [ %] per annum at the Cut-off Date. Excess spread over the life of the transaction is dependent upon the composition of the final pool, the actual prepayment, delinquency and default experience of the
   Receivables, changes in the Servicing Fee, as well as numerous other factors.
   As such, no assurance can be given as to such numbers' accuracy, continuance, or appropriateness or completeness in any particular context and as to whether such numbers and/or the assumptions upon which they are based reflect present market conditions or future market performance.

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THE TRUST:

                        Long Beach Acceptance Auto Receivables Trust 2004-C (the
                        "Trust") will be formed pursuant to a Trust Agreement
                        between Long Beach Acceptance Receivables Corp. (the
                        "Transferor"), a wholly-owned subsidiary of Long Beach
                        Acceptance Corp. ("LBAC"), and Wilmington Trust Company
                        (the "Owner Trustee").

PLEDGED PROPERTY:       The property pledged by the Trust to the Indenture
                        Trustee for the benefit of the Noteholders and the Note
                        Insurer (the "Pledged Property") will include (i) a pool
                        of retail installment sale contracts (the "Contracts")
                        originated by LBAC (the "Initial Receivables") secured
                        by the new and used automobiles, vans, sport utility
                        vehicles and light-duty trucks financed thereby (the
                        "Financed Vehicles") expected to total approximately
                        $227,272,727 in principal amount (the "Original Pool
                        Balance") as of December 1, 2004 (the "Initial Cut-off
                        Date") and monies on deposit in a trust account (the
                        "Pre-Funding Amount") which will be applied to purchase
                        additional retail installment contracts (the "Subsequent
                        Receivables") on one or more subsequent transfer dates
                        during the Funding Period (each, a "Subsequent Transfer
                        Date") as of the related subsequent cut-off date (each a
                        "Subsequent Cut-off Date"); (ii) all monies received on
                        or after the Initial Cut-off Date with respect to the
                        Initial Receivables and on or after each applicable
                        Subsequent Cut-off Date with respect to Subsequent
                        Receivables; (iii) the security interests in the
                        Financed Vehicles; (iv) any proceeds of any physical
                        damage insurance policies covering Financed Vehicles and
                        any proceeds of any credit life or credit disability
                        insurance policies relating to the Receivables or the
                        obligors; (v) any dealer recourse (exclusive of any
                        dealer charge-back obligation); (vi) property (including
                        the right to receive future Liquidation Proceeds) that
                        shall have secured a Receivable and shall have been
                        repossessed by or on behalf of the Trust; (vii) the
                        legal files and receivable files related to the
                        Receivables; (viii) the rights of the Trust under the
                        Purchase Agreement and any Subsequent Transfer
                        Agreement; (ix) all Recoveries and Liquidation Proceeds
                        with respect to the Receivables; (x) refunds for the
                        costs of extended service contracts and of certain
                        unearned premiums with respect to Financed Vehicles or
                        Obligors; (xi) all other assets comprising the Trust,
                        including, but not limited to, all funds on deposit from
                        time to time in all accounts established, maintained and
                        held as part of the Trust, including without limitation,
                        amounts, if any, in the Supplemental Enhancement Account
                        (excluding re-investment earnings on amounts in the
                        Supplemental Enhancement Account); (xii) all amounts and
                        property from time to time held in or credited to the
                        Lock-Box Account (as described in the Prospectus); and
                        (xiii) all proceeds of the foregoing.

                        As of October 31, 2004 (the "Statistical Cut-off Date"),
                        the aggregate principal balance of the Initial
                        Receivables described herein was approximately
                        $181,792,484.14 (the "Statistical Receivables"). On or
                        prior to the Closing Date, additional receivables having
                        similar characteristics to the Statistical Receivables
                        and with an aggregate principal balance of approximately
                        $45,480,243 will be added to the trust (the "Additional
                        Receivables", and together with the Statistical
                        Receivables, the "Initial Receivables" and together with
                        the Subsequent Receivables, the "Receivables"). As a
                        result of the foregoing, the statistical distribution of
                        the characteristics of the Receivables may vary from the
                        statistical distribution of such characteristics as
                        presented herein, although such variance is not expected
                        to be material.

THE NOTES:              The Trust will issue four classes of Asset-Backed Notes
                        pursuant to an Indenture between the Trust and JP Morgan
                        Chase, National Association, as Indenture Trustee,
                        designated Class A-1 (the "Class A-1 Notes"), in an
                        aggregate original principal amount of approximately
                        $63,000,000, Class A-2 (the "Class A-2 Notes"), in an
                        aggregate original principal amount of approximately
                        $106,000,000, Class A-3 (the "Class A-3 Notes"), in an
                        aggregate original principal amount of approximately
                        $74,000,000 and Class A-4 (the "Class A-4 Notes"), in an
                        aggregate original principal amount of approximately
                        $107,000,000. The Class A-1, Class A-2, Class A-3 and
                        Class A-4 Notes are collectively referred to herein as
                        the "Class A Notes" or "Notes", and will be issued in an
                        aggregate

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                        original principal amount of approximately $350,000,000.
                        The Notes will be secured by the Pledged Property as and
                        to the extent provided in the Indenture. The Trust will
                        also issue a certificate (the "Class R Certificate")
                        evidencing the right, subject to certain conditions
                        described herein, to excess cash flow arising from the
                        Receivables (as defined herein) and a Certificate (the
                        "Class C Certificate") in an aggregate original
                        principal balance equal to the original balance of the
                        Supplemental Enhancement Account. The Certificates and
                        the Notes are referred to herein collectively as the
                        "Securities". Only the Class A Notes are being offered
                        by the Prospectus.

                        The aggregate original principal amount of the Class A-1
                        Notes will equal approximately 17.82% (the "Class A-1
                        Percentage") of the sum of (a) the Original Pool Balance
                        and (b) the Pre-Funding Amount as of the Closing Date.
                        The aggregate original principal amount of the Class A-2
                        Notes will equal approximately 29.98% (the "Class A-2
                        Percentage") of the sum of (a) the Original Pool Balance
                        and (b) the Pre-Funding Amount as of the Closing Date.
                        The aggregate original principal amount of the Class A-3
                        Notes will equal approximately 20.93% (the "Class A-3
                        Percentage") of the sum of (a) the Original Pool Balance
                        and (b) the Pre-Funding Amount as of the Closing Date.
                        The aggregate original principal amount of the Class A-4
                        Notes will equal approximately 30.27% (the "Class A-4
                        Percentage") of the sum of (a) the Original Pool Balance
                        and (b) the Pre-Funding Amount as of the Closing Date.

                        Class A Notes will be available in minimum denominations
                        of $100,000 and integral multiples of $1,000 in excess
                        thereof.

THE CERTIFICATES:       The Trust will issue a Class C Certificate, which will
                        receive interest as well as cashflow released from the
                        Supplemental Enhancement Account and the Spread Account,
                        if any, in each case subordinate in right of payment to
                        the Notes to the extent described in the Sale and
                        Servicing Agreement. The Class C Certificate will have
                        an aggregate original principal balance equal to the
                        original balance of the Supplemental Enhancement Account
                        and with respect to any Payment Date will have a
                        principal balance equal to the amount on deposit in the
                        Supplemental Enhancement Account (as more fully
                        described below) on the related Determination Date. The
                        Class C Certificate is not being offered by the
                        Prospectus and will initially be owned by [Greenwich
                        Capital Markets, Inc.] (the "Class C
                        Certificateholder").

                        The Trust will also issue a Class R Certificate, which
                        represents the equity ownership in the Trust and is
                        subordinate in right of payment to the Notes and the
                        Class C Certificate to the extent described in the Sale
                        and Servicing Agreement. The Class R Certificate does
                        not have a principal balance. The Class R Certificate is
                        not being offered by the Prospectus and will initially
                        be held by the Transferor (the "Class R
                        Certificateholder").

PRE-FUNDING ACCOUNT:    A Pre-Funding Account will be created with an initial
                        deposit of $126,262,626 (the "Pre-Funding Amount"). The
                        Pre-Funding Account is designed solely to hold funds
                        that will be used to purchase the Subsequent Receivables
                        from the Transferor during the Funding Period.

                        The "Funding Period" will be the period from the Closing
                        Date until the earliest to occur of (i) the date on
                        which the remaining Pre-Funded Amount is less than
                        $100,000, (ii) the date on which an Event of Default (as
                        described in the Prospectus) occurs or (iii) the close
                        of business on [March 9], 2005.

                        The Class A Notes will be redeemed in part on the
                        Payment Date immediately succeeding the date on which
                        the Funding Period ends (the "Final Funding Period
                        Payment Date") in the event that any portion of the
                        Pre-Funded Amount remains on deposit in the Pre-Funding
                        Account after giving effect to the acquisition by the
                        Transferor and sale to the Trust of all

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                        Subsequent Receivables, including any such acquisition
                        and conveyance on the date on which the Funding Period
                        ends (such redemption, a "Mandatory Special
                        Redemption").

LEAD UNDERWRITER:       Greenwich Capital Markets, Inc.

CO-UNDERWRITER:         Citigroup Global Markets Inc.

THE POLICY:             On the Closing Date, Financial Security Assurance Inc.
                        (the "Note Insurer" or "FSA") will issue a financial
                        guaranty insurance policy (the "Policy") to the Trust
                        Collateral Agent for the benefit of the Class A
                        Noteholders. Pursuant to the Policy, the Note Insurer
                        will unconditionally and irrevocably guarantee to the
                        Class A Noteholders payment of the Scheduled Payments
                        (as defined below) on each Payment Date.

                        The Policy is not covered by the property/casualty
                        insurance security fund specified in Article 76 of the
                        New York Insurance Law.

                        "Scheduled Payments" means, with respect to each Payment
                        Date, the payments to be made to the Class A Noteholders
                        in an aggregate amount equal to (i) the Class A Interest
                        Payment Amount payable on such Payment Date, (ii) an
                        amount necessary to remedy any undercollateralization of
                        the Class A Notes and (iii) any unpaid interest and
                        principal due on the Class A Notes on their respective
                        Final Scheduled Payment Dates.

                        Scheduled Payments shall not include, nor shall coverage
                        be provided under the Policy in respect of, any taxes,
                        withholding or other charge imposed with respect to any
                        Class A Note by any governmental authority. The Policy
                        is described in greater detail in the Prospectus.

PAYMENTS TO
NOTEHOLDERS:            Payments of interest on the Notes, to the extent funds
                        are available therefor, will be made on the 15th day of
                        each month (or, if the 15th day is not a Business Day,
                        the next succeeding Business Day) (each, a "Payment
                        Date"), commencing January 18, 2005, in the following
                        amounts: with respect to the Class A-1 Notes, interest
                        accrued at the Class A-1 Note Rate based on actual
                        number of days elapsed in the applicable accrual period
                        on the Class A-1 Note balance and with respect to the
                        Class A-2, Class A-3 and Class A-4 Notes and the first
                        Payment Date, 36 days of interest at Class A-2 Note
                        Rate, Class A-3 Note Rate or Class A-4 Note Rate, as
                        applicable, and with respect to all other Payment Dates,
                        30 days of interest, in each case on the Class A-2 Note
                        balance, Class A-3 Note balance or Class A-4 Note
                        balance, as applicable, as of the close of business on
                        the last day of the related Collection Period
                        (collectively the "Class A Interest Payment Amount");.

                        Payments of interest on a Class of Notes will be made on
                        a pro rata basis to holders of record of such Class as
                        of the last day of the related accrual period (each, a
                        "Record Date"). The Record Date for the first Payment
                        Date will be the Closing Date. Accrued interest on the
                        Class A-1 Notes will be calculated on an actual/360
                        basis and accrued interest on the Class A-2, Class A-3,
                        Class A-4 and the Class B Notes will be calculated on a
                        30/360 basis.

                        Payments of principal on or in respect of the Class A
                        Notes, to the extent funds are available therefor, will
                        be distributed on each Payment Date first to Class A-1
                        Noteholders until the outstanding principal amount of
                        the Class A-1 Notes is zero, then to Class A-2
                        Noteholders until the outstanding principal amount of
                        the Class A-2 Notes is zero, then to Class A-3
                        Noteholders until the outstanding principal amount of
                        the Class A-3 Notes is zero, and then to Class A-4
                        Noteholders until the outstanding principal amount of
                        the Class A-4 Notes is zero, provided that on the Final
                        Scheduled Payment Date for any Class A Notes, the
                        Noteholders of such class shall be entitled to receive
                        the then outstanding principal amount of such Class.

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PRIORITY OF
PAYMENTS:

                        On each Payment Date, the Trust Collateral Agent shall,
                        from the Available Funds, make the following Payments in
                        the following order of priority:

                        (i)   first, to LBAC, the Monthly Dealer Participation
                              Fee Payment Amount and all unpaid Monthly Dealer
                              Participation Fee Payment Amounts from prior
                              Collection Periods, second, to the Servicer, the
                              Servicing Fee and all unpaid Servicing Fees from
                              prior Collection Periods and, to the extent the
                              Available Funds are insufficient to cover such
                              amounts then such deficiency may be paid to the
                              Servicer from the Deficiency Claim Amount (as
                              defined herein) with respect to such Payment Date,
                              if any, to the extent received by the Trust
                              Collateral Agent from the Collateral Agent;

                        (ii)  to the Indenture Trustee, the Back-Up Servicer and
                              the Custodian, the Indenture Trustee Fee, the
                              Back-up Servicer Fee and the Custodian Fee,
                              respectively, and all unpaid Indenture Trustee
                              Fees, Back-up Servicer Fees and Custodian Fees
                              from prior Collection Periods and, to the extent
                              the remaining Available Funds are insufficient to
                              cover such amounts then such deficiency may be
                              paid from the Deficiency Claim Amount with respect
                              to such Payment Date, if any, in the following
                              order of priority, first, from amounts on deposit
                              in the Spread Account, to the extent received by
                              the Trust Collateral Agent from the Collateral
                              Agent, and second, from amounts on deposit in the
                              Supplemental Enhancement Account, to the extent
                              withdrawn by the Trust Collateral Agent and
                              deposited into the Collection Account.

                        (iii) to the Class A-1 Noteholders, Class A-2
                              Noteholders, Class A-3 Noteholders and Class A-4
                              Noteholders, pro rata based on the note interest
                              due on each class of Class A Notes, the sum of the
                              Class A Interest Payment Amount and any Class A
                              interest carryover shortfall and, to the extent
                              the remaining Available Funds are insufficient to
                              cover such amounts then such deficiency may be
                              paid from the following sources in the following
                              order of priority: (a) the remaining portion of
                              the Deficiency Claim Amount with respect to such
                              Payment Date, if any, in the following order of
                              priority, first, from amounts on deposit in the
                              Spread Account, to the extent received by the
                              Trust Collateral Agent from the Collateral Agent,
                              and second, from amounts on deposit in the
                              Supplemental Enhancement Account, to the extent
                              withdrawn by the Trust Collateral Agent and
                              deposited into the Collection Account and (b) the
                              Policy Claim Amount (as defined herein) with
                              respect to such Payment Date;

                        (iv)  to the Class A Noteholders, the amount if any by
                              which the outstanding aggregate principal amount
                              of the Notes exceeds the sum of (a) the aggregate
                              principal balance of the Receivables as of the
                              last day of the related Collection Period and (b)
                              any remaining Pre-Funded Amount plus, with respect
                              to the Final Scheduled Payment Date for any Class
                              A Notes, an amount equal to the then outstanding
                              principal amount of such class. To the extent that
                              the remaining Available Funds are insufficient,
                              the Class A Noteholders will receive such
                              deficiency from the following sources in the
                              following order of priority: (a) the remaining
                              portion of the Deficiency Claim Amount with
                              respect to such Payment Date, if any, in the
                              following order of priority, first, from amounts
                              on deposit in the Spread Account, to the extent
                              received by the Trust Collateral Agent from the
                              Collateral Agent, and second, from amounts on
                              deposit in the Supplemental Enhancement Account,
                              to the extent withdrawn by the Trust Collateral
                              Agent and deposited into the Collection Account,
                              and (b) the Policy Claim Amount with respect to
                              such Payment Date, such principal being applied
                              first, to reduce the outstanding principal amount
                              of the Class A-1 Notes to zero, second, to reduce
                              the outstanding principal amount of the Class A-2
                              Notes to zero, third, to reduce the outstanding
                              principal amount of the Class A-3 Notes to zero,
                              and fourth, to reduce the outstanding principal
                              amount of the Class A-4 Notes to zero;

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                        (v)   to the Note Insurer, an amount equal to the
                              Reimbursement Obligations (as defined herein),
                              other than the Note Insurer premium; and to the
                              extent that the remaining Available Funds are
                              insufficient to cover such amounts, then such
                              deficiency may be paid from the Deficiency Claim
                              Amount in the following order of priority, first,
                              from amounts on deposit in the Spread Account, to
                              the extent received by the Trust Collateral Agent
                              from the Collateral Agent, and second, from
                              amounts on deposit in the Supplemental Enhancement
                              Account, to the extent withdrawn by the Trust
                              Collateral Agent and deposited into the Collection
                              Account;

                        (vi)  to the Note Insurer, an amount equal to the Note
                              Insurer premium along with any unpaid Note Insurer
                              premiums; and to the extent that the remaining
                              Available Funds are insufficient to cover such
                              amounts, then such deficiency may be paid from the
                              Deficiency Claim Amount in the following order of
                              priority, first, from amounts on deposit in the
                              Spread Account, to the extent received by the
                              Trust Collateral Agent from the Collateral Agent,
                              and second, from amounts on deposit in the
                              Supplemental Enhancement Account, to the extent
                              withdrawn by the Trust Collateral Agent and
                              deposited into the Collection Account;

                        (vii) to the Class C Certificateholder, the Class C
                              Interest Payment Amount;

                        (viii) to the Collateral Agent, for deposit to the
                              Supplemental Enhancement Account, reimbursement
                              for any previous unreimbursed withdrawals from
                              such account (other than Supplemental Enhancement
                              Account Release Amounts distributed to the Class C
                              Certificateholder pursuant to clause (xiii) below
                              on prior Payment Dates);

                        (ix)  first, to the Trust Collateral Agent, Indenture
                              Trustee, Back-up Servicer and Custodian, all
                              reasonable out-of pocket expenses incurred by the
                              Trust Collateral Agent, Indenture Trustee, Back-up
                              Servicer and Custodian (such amount generally not
                              to exceed, in the aggregate, $50,000 per annum)
                              and second, to the Back-up Servicer, system
                              conversion expenses, if any, not to exceed
                              $100,000;

                        (x)   to the Collateral Agent, for deposit to the Spread
                              Account, all remaining Available Funds;

                        (xi)  to the Class A Noteholders, in reduction of the
                              outstanding principal amount thereof, all releases
                              from the Spread Account until the
                              Overcollateralization Amount is equal to the
                              Required Overcollateralization Target, such amount
                              being applied first, to reduce the outstanding
                              principal amount of the Class A-1 Notes to zero,
                              second, to reduce the outstanding principal amount
                              of the Class A-2 Notes to zero, third to reduce
                              the outstanding principal amount of the Class A-3
                              Notes to zero, and fourth, to reduce the
                              outstanding principal amount of the Class A-4
                              Notes to zero;

                     (xii)  to the Class C Certificateholder from releases from the Spread Account, to pay any Class C Interest
                            Carryover Shortfall and any Class C Supplemental
                            Interest;

                     (xiii) to the Class C Certificateholder, from the
                            Supplemental Enhancement Account Release Amount
                            until the principal balance of the Class C
                            Certificates is equal to zero and (without
                            duplication) any Class C Principal Deficiency Amount
                            has been paid;

                     (xiv)  to the Class R Certificateholder, after the
                            distributions in clauses (i) through (xiii) have
                            been made all monies released from the Spread
                            Account.

EVENT OF DEFAULT:       Events of default under the Indenture are described in
                        the Prospectus.

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SPREAD ACCOUNT:         As part of the consideration for the issuance of the
                        Policy, a cash collateral account (the "Spread Account")
                        will be established with the Collateral Agent for the
                        benefit of the Note Insurer and the Trust Collateral
                        Agent on behalf of the Class A Noteholders.

                        Amounts on deposit in the Spread Account will be
                        distributed to Class A Noteholders, released to the
                        Class C Certificateholder, and thereafter released to
                        the Class R Certificateholder to the extent described in
                        the Prospectus. However, the Spread Account Requisite
                        Amount or the existence of the Spread Account or any
                        other term or provision of the Spread Account Agreement
                        may be amended, modified or terminated by the Note
                        Insurer with the consent of the Transferor and the
                        Collateral Agent, but without the consent of the
                        Indenture Trustee or the Noteholders. Accordingly, Class
                        A Noteholders should not rely on amounts in the Spread
                        Account as a source of funds for payments on the Class A
                        Notes.

SUPPLEMENTAL
ENHANCEMENT ACCOUNT:    A cash collateral account (the "Supplemental Enhancement
                        Account") will be established with the Trust Collateral
                        Agent for the benefit of the Class A Noteholders and, on
                        a fully subordinated basis, the Class C
                        Certificateholder. On the Closing Date the Issuer
                        expects to cause the Supplemental Enhancement Account to
                        be fully funded.

                        Amounts on deposit in the Supplemental Enhancement
                        Account will be distributed to Class A Noteholders, or
                        released to the Class C Certificateholder to the extent
                        described in the Prospectus. Upon written direction from
                        the Class C Certificateholder, the Trust Collateral
                        Agent may use funds in the Supplemental Enhancement
                        Account to pay the Note Insurer premium.

OVERCOLLATERALIZATION
AMOUNT:                 The "Overcollateralization Amount" is equal to the
                        excess of the sum of (a) the aggregate principal balance
                        of the Receivables and (b) any amounts in the Prefunding
                        Account over the aggregate principal amount of the
                        Notes. On the Closing Date, the Overcollateralization
                        Amount will be [1.00]% of the sum of (a) the Original
                        Pool Balance and (b) the Pre-Funded Amount as of the
                        Closing Date. To the extent the Overcollateralization
                        Amount is below the Required Overcollateralization
                        Target, excess cashflow will be paid to the Class A
                        Noteholders in the order of priority described above
                        under "Priority of Payments" to accelerate principal
                        payments thereon in order to build the
                        Overcollateralization Amount until the Required
                        Overcollateralization Target is reached.

REQUIRED
OVERCOLLATERALIZATION
TARGET:                 The "Required Overcollateralization Target" is equal to
                        the Required Total Enhancement Amount minus the amount
                        on deposit in the Spread Account.

TAX STATUS OF THE
TRUST:                  In the opinion of Dewey Ballantine LLP, the Class A
                        Notes will be characterized as indebtedness, and the
                        Trust will not be treated as an association (or publicly
                        traded partnership) taxable as a corporation for federal
                        income tax purposes.

                                                                              8

                          [RBS GREENWICH CAPITAL LOGO]

ERISA ELIGIBILITY:      Subject to the conditions described in the Prospectus,
                        the Class A Notes are expected to be eligible for
                        purchase by employee benefit plans or other plans
                        subject to the Employee Retirement Income Security Act
                        of 1974, as amended, and to Section 4975 of the Internal
                        Revenue Code of 1986, as amended. See "ERISA
                        Considerations" in the Prospectus.

OPTIONAL REDEMPTION:    The Class R Certificateholder may at its option redeem
                        the Class A Notes and the Class C Certificate on any
                        Payment Date on or after which the aggregate principal
                        balance of the Receivables is equal to 10% or less of
                        the sum of (a) the Original Pool Balance and (b) the
                        Pre-Funded Amount as of the Closing Date, at a
                        redemption price equal to the aggregate of then
                        outstanding principal amount of the Class A Notes and
                        the Class C Certificate (including the Class C Principal
                        Deficiency Amount) plus all accrued and unpaid interest
                        thereon as of such Payment Date, respectively; provided
                        that the Class R Certificateholder's right -------- to
                        exercise such option will be subject to the prior
                        approval of the Note Insurer, but only if, after giving
                        effect thereto, a claim on the Policy would occur or any
                        amount owing to the Note Insurer or the holders of the
                        Class A Notes would remain unpaid as of such Payment
                        Date.

THE ORIGINATOR/SERVICER/
CUSTODIAN:              Long Beach Acceptance Corp. ("LBAC").

THE SELLERS:            Long Beach Acceptance Corp. ("LBAC") and Long Beach
                        Acceptance Receivables Corp. Warehouse I ("LBARC WI").

GLOSSARY OF TERMS:      "Available Funds" for a Payment Date will be the sum of
                        the following amounts (without duplication) with respect
                        to the related Collection Period: (i) all collections on
                        Receivables (including amounts received in connection
                        with extensions, rebates or adjustments on Receivables
                        granted by the Servicer in accordance with the Sale and
                        Servicing Agreement); (ii) all proceeds received during
                        such Collection Period with respect to Receivables that
                        became Liquidated Receivables during such Collection
                        Period in accordance with the Servicer's customary
                        servicing procedures, net of the reasonable expenses
                        incurred by the Servicer in connection with such
                        liquidation and any amounts required by law to be
                        remitted to the Obligor on such Liquidated Receivable
                        ("Liquidation Proceeds"); (iii) proceeds from Recoveries
                        with respect to Liquidated Receivables; (iv) the
                        Purchase Amount of each Receivable that was repurchased
                        by the Originator or purchased by the Servicer as of the
                        last day of such Collection Period; (v) any earnings on
                        investments of funds in the Collection Account
                        (excluding re-investment earnings on amounts in the
                        Supplemental Enhancement Account) and (vi) any amounts
                        distributable with respect to a Mandatory Special
                        Redemption.

                        "Class C Certificate Balance" means, as of any Payment
                        Date, the Supplemental Enhancement Account Balance.

                        "Class C Certificate Rate" means, [6.00]% per annum.

                        "Class C Supplemental Interest Rate" means, as of any
                        Determination Date on which a Trigger Event is in
                        effect, or on which an Insurance Agreement Event of
                        Default has occurred, the Class C Certificate Rate, plus
                        [3.00]% per annum.

                        "Class C Interest Payment Amount" means, for any Payment
                        Date, an amount equal to the product of (x) 1/12, (y)
                        the Class C Certificate Rate and (z) the Class C
                        Certificate Balance as of such Payment Date (without
                        giving effect to any payments to be made on such Payment
                        Date). In addition, the Class C Certificateholder will
                        be entitled to receive the earnings on investments of
                        funds in the Supplemental Enhancement Account.

                                                                              9

                          [RBS GREENWICH CAPITAL LOGO]

                        "Class C Interest Carryover Shortfall" means, for any
                        Payment Date, the sum of the (i) the excess of the Class
                        C Interest Payment Amount, and if applicable, the Class
                        C Supplemental Interest Payment Amount for such Payment
                        Date over the amount of interest actually paid to the
                        holders of the Class C Certificates on such current
                        Payment Date; (ii) (without duplication) any outstanding
                        Class C Interest Carryover Shortfall from the preceding
                        Payment Date; and (iii) thirty (30) days of interest on
                        such outstanding Class C Interest Carryover Shortfall
                        with respect to each such Payment Date or any prior
                        Payment Date (calculated on a 30/360 basis), to the
                        extent permitted by applicable law, at the Class C
                        Certificate Rate or if applicable, the Class C
                        Supplemental Interest Rate for the related Accrual
                        Period.

                        "Class C Principal Deficiency Amount" means, for any
                        Payment Date, the Initial Class C Certificate Balance,
                        less the sum of (i) the cumulative amount of the
                        Supplemental Enhancement Account Release Amounts
                        distributed pursuant to clause (xiii) under "Priority of
                        Payments" above on prior Payment Dates, and (ii) the
                        Class C Certificate Balance for such Payment Date (after
                        giving effect to amounts deposited into the Supplemental
                        Enhancement Account pursuant to clause (viii) and before
                        giving effect to the payments pursuant to clause (xiii)
                        under "Priority of Payments" above).

                        "Class C Supplemental Interest Payment Amount" means,
                        for any Payment Date, (a) if no Trigger Event is in
                        effect or Insurance Agreement Event of Default has
                        occurred, the product of the (x) Class C Certificate
                        Rate and (y) the Class C Principal Deficiency Amount; or
                        (b) if a Trigger Event is in effect, or an Insurance
                        Agreement Event of Default has occurred, the sum of (x)
                        the product of [9.00]%, per annum, and the Class C
                        Principal Deficiency Amount, and (y) the product of
                        [3.00]%, per annum, and the Class C Principal Balance.

                        "Closing Date" means December 9, 2004.

                        "Deficiency Claim Amount" means, with respect to any
                        Determination Date, the amount, if any, by which the
                        amount of the Available Funds with respect to such
                        Determination Date is less than the sum of the amounts
                        payable on the related Determination Date pursuant to
                        clauses (i) through (vi) under "Priority of Payments"
                        above. The Deficiency Claim Amount will be drawn first
                        from the Spread Account and second from the Supplemental
                        Enhancement Account, in each case to the extent
                        available, to make payments pursuant to clauses (i)
                        through (vi) under "Priority of Payments" above
                        (provided that, the Supplemental Enhancement Account may
                        only be used to pay clause (vi) under "Priority of
                        Payments" above if the Class C Certificateholder
                        provides written direction to the Indenture Trustee to
                        pay such amount prior to the related Payment Date). Any
                        Deficiency Claim Amount will not include principal
                        payments with respect to any Payment Date (other than
                        the Final Scheduled Payment Date for any Class of Notes)
                        unless the Overcollateralization Amount for such payment
                        date is equal to zero.

                        "Determination Date" with respect to any Payment Date,
                        will be the fourth Business Day preceding such Payment
                        Date.

                        "Initial Cut-off Date" means November 30, 2004.

                        "Insurance Agreement Event of Default" shall mean an
                        "Event of Default" as defined in the Insurance
                        Agreement.

                                                                             10

                          [RBS GREENWICH CAPITAL LOGO]

                        "Liquidated Receivable" means any Receivable with
                        respect to which any of the following shall have
                        occurred (without duplication): (i) the Receivable has
                        been liquidated by the Servicer through the sale of the
                        related Financed Vehicle, (ii) the related Obligor has
                        failed to pay at least 95% of a scheduled payment by its
                        due date and such failure continues for 60 days
                        (calculated based on a 360-day year consisting of twelve
                        30-day months) after the first day on which the Servicer
                        may legally sell or otherwise dispose of the related
                        Financed Vehicle following its repossession, (iii) the
                        related Obligor fails to pay at least 95% of a scheduled
                        payment by its due date and such failure continues for
                        150 or more consecutive days (calculated based on a
                        360-day year consisting of twelve 30-day months) as of
                        the end of a Collection Period or (iv) proceeds have
                        been received which, in the Servicer's good faith
                        judgment, constitute the final amounts recoverable in
                        respect of such Receivable.

                        "Payahead Amount" means, with respect to Receivables
                        that are actuarial receivables or Rule of 78
                        receivables, payments remitted by the related obligor
                        prior to the related Cut-off Date in excess of the
                        aggregate of scheduled receivables payments, Servicer
                        expenses and late fees, if any, retained by the Servicer
                        in accordance with its payment application procedures.

                        "Policy Claim Amount" means, with respect to any Payment
                        Date,

                            (1) the Scheduled Payments, for such Payment Date
                            minus
                            (2) any reduction in the amounts described in clause
                            (1) above on such Payment Date after giving effect
                            to the application of Available Funds and all funds
                            drawn in respect of the Deficiency Claim Amount.

                        "Pool Balance" as of the close of business on the last
                        day of a Collection Period means the aggregate principal
                        balance of the Receivables as of such date (excluding
                        Liquidated Receivables and Receivables purchased by LBAC
                        or the Servicer pursuant to the Sale and Servicing
                        Agreement).

                        "Purchase Agreement" means the Purchase Agreement dated
                        as of December 1, 2004, among the Transferor, LBAC and
                        LBARC WI, as the same may be amended, modified or
                        supplemented from time to time in accordance with the
                        terms thereof, relating to the purchase of the
                        Receivables by the Transferor from LBAC and LBARC WI.

                        "Purchase Amount" means, with respect to a Receivable,
                        the amount, as of the close of business on the last day
                        of a Collection Period, required to prepay in full such
                        Receivable (after giving effect to the application of
                        any Liquidation Proceeds and Recoveries collected in
                        respect of such Receivable on or prior to the last day
                        of such Collection Period) under the terms thereof
                        including accrued and unpaid interest thereon to the end
                        of the month of purchase. The Purchase Amount relating
                        to any Receivable that became a Liquidated Receivable
                        during any Collection Period preceding the month of
                        purchase shall be treated as Recoveries in respect of
                        such Receivable.

                        "Reimbursement Obligations" means, with respect to each
                        Payment Date, any amounts due to the Note Insurer under
                        the terms of the Sale and Servicing Agreement or the
                        Insurance Agreement and with respect to which the Note
                        Insurer has not been previously paid.

                        "Recoveries" means, with respect to each Liquidated
                        Receivable, the monies collected from whatever source,
                        during any Collection Period following the Collection
                        Period in which such Receivable became a Liquidated
                        Receivable, net of the reasonable costs of liquidation
                        plus any amount required by law to be remitted to the
                        Obligor.

                                                                             11

                          [RBS GREENWICH CAPITAL LOGO]

                        "Servicing Fee" means, with respect to each Payment
                        Date, an amount equal to the product of (i) one-twelfth,
                        (ii) the Pool Balance as of the second preceding
                        Collection Period and (iii) 1.75%.

                        "Spread Account Requisite Amount" shall have the meaning
                        ascribed to such term in the Spread Account Agreement.

                        "Supplemental Enhancement Account Balance" means, with
                        respect to any Payment Date, the amount on deposit in
                        the Supplemental Enhancement Account on the related
                        Determination Date.

                        "Supplemental Enhancement Account Release Amount" means,
                        with respect to any Payment Date, the amount to be
                        released from the Supplemental Enhancement Account
                        Balance on such payment date equal to the excess of the
                        Total Enhancement Amount over the Required Total
                        Enhancement Amount after application of clauses (i)
                        through (xii) under "Priority of Payments" above.

                        "Trigger Event" shall have the meaning ascribed to such
                        term in the Spread Account Agreement.

                        "Total Enhancement Amount" means, on any Payment Date,
                        the aggregate, in any combination, of the following:

                            (i)   with respect to the Spread Account, the amount
                                  on deposit in the Spread Account;
                            (ii)  amounts on deposit in the Supplemental
                                  Enhancement Account; and
                            (iii) the Overcollateralization Amount.

                        "Required Total Enhancement Amount" shall have the
                        meaning ascribed to such term in the Spread Account
                        Agreement.

                                                                             12

                          [RBS GREENWICH CAPITAL LOGO]

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational
Materials") are privileged and intended for use by the addressee only. These
Computational Materials are furnished to you solely by Greenwich Capital
Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the
Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final Prospectus relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement and prospectus relating to the securities discussed in this communication which supersede these
Computational Materials and any matter discussed in this communication. Once available, a final prospectus supplement and prospectus may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                                                             13

                          [RBS GREENWICH CAPITAL LOGO]

     This information is provided to you solely by Greenwich Capital Markets,
Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
Capital Markets, Inc. is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

     These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your
Greenwich Capital Markets, Inc. sales representative.

                          WEIGHTED AVERAGE LIFE TABLES

CLASS A-1 TO MATURITY
-----------------------------------------------------------------------------------------------------------------------------------

FLAT
PRICE                        1.25% ABS       1.50 ABS       1.60 ABS      1.70% ABS      1.80% ABS       2.00% ABS        2.25% ABS
===================================================================================================================================
 WAL (YR)                      0.37            0.35           0.34           0.32          0.31             0.28            0.26
 MDUR (YR)                     0.36            0.34           0.33           0.32          0.31             0.27            0.25
 FIRST PRIN PAY              01/15/05        01/15/05       01/15/05       01/15/05      01/15/05         01/15/05        01/15/05
 LAST PRIN PAY               08/15/05        07/15/05       07/15/05       07/15/05      06/15/05         06/15/05        06/15/05
-----------------------------------------------------------------------------------------------------------------------------------

CLASS A-2 TO MATURITY
-----------------------------------------------------------------------------------------------------------------------------------
FLAT
PRICE                        1.25% ABS       1.50 ABS       1.60 ABS      1.70% ABS      1.80% ABS       2.00% ABS        2.25% ABS
====================================================================================================================================
 WAL (YR)                      1.16            1.07           1.03           1.00          0.97             0.92            0.86
 MDUR (YR)                     1.12            1.03           1.00           0.97          0.94             0.89            0.84
 FIRST PRIN PAY              08/15/05        07/15/05       07/15/05       07/15/05      06/15/05         06/15/05        06/15/05
 LAST PRIN PAY               09/15/06        07/15/06       07/15/06       06/15/06      06/15/06         05/15/06        03/15/06
------------------------------------------------------------------------------------------------------------------------------------

CLASS A-3 TO MATURITY
------------------------------------------------------------------------------------------------------------------------------------
FLAT
PRICE                        1.25% ABS       1.50 ABS       1.60 ABS      1.70% ABS      1.80% ABS       2.00% ABS        2.25% ABS
====================================================================================================================================
 WAL (YR)                      2.34            2.14           2.07           2.00          1.93             1.81            1.68
 MDUR (YR)                     2.22            2.03           1.97           1.90          1.84             1.73            1.61
 FIRST PRIN PAY              09/15/06        07/15/06       07/15/06       06/15/06      06/15/06         05/15/06        03/15/06
 LAST PRIN PAY               11/15/07        08/15/07       07/15/07       06/15/07      05/15/07         03/15/07        01/15/07
-----------------------------------------------------------------------------------------------------------------------------------

                                                                             14

                          [RBS GREENWICH CAPITAL LOGO]

     This information is provided to you solely by Greenwich Capital Markets,
Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
Capital Markets, Inc. is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

     These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your
Greenwich Capital Markets, Inc. sales representative.

CLASS A-4 TO OPTIONAL REDEMPTION
-----------------------------------------------------------------------------------------------------------------------------------

FLAT
PRICE                       1.25% ABS       1.50 ABS       1.60 ABS      1.70% ABS      1.80% ABS       2.00% ABS        2.25% ABS
===================================================================================================================================
 WAL (YR)                     3.88            3.57           3.43           3.31          3.18             2.96            2.73
 MDUR (YR)                    3.54            3.28           3.16           3.05          2.94             2.75            2.55
 FIRST PRIN PAY             11/15/07        08/15/07       07/15/07       06/15/07      05/15/07         03/15/07        01/15/07
 LAST PRIN PAY              05/15/09        01/15/09       11/15/08       09/15/08      07/15/08         04/15/08        01/15/08
-----------------------------------------------------------------------------------------------------------------------------------

CLASS A-4 TO MATURITY
-----------------------------------------------------------------------------------------------------------------------------------
FLAT
PRICE                       1.25% ABS       1.50 ABS       1.60 ABS      1.70% ABS      1.80% ABS       2.00% ABS        2.25% ABS
===================================================================================================================================
 WAL (YR)                     4.03            3.71           3.58           3.45          3.32             3.08            2.82
 MDUR (YR)                    3.67            3.40           3.29           3.18          3.07             2.86            2.63
 FIRST PRIN PAY             11/15/07        08/15/07       07/15/07       06/15/07      05/15/07         03/15/07        01/15/07
 LAST PRIN PAY              11/15/10        10/15/10       06/15/10       02/15/10      11/15/09         05/15/09        12/15/08
------------------------------------------------------------------------------------------------------------------------------------

                                                                             15

                          [RBS GREENWICH CAPITAL LOGO]

     The information contained herein has been prepared solely for the use of
Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

     The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

               LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-C
           STATISTICAL RECEIVABLES AS OF THE STATISTICAL CUT-OFF DATE

TOTAL CURRENT BALANCE                         $181,792,484.14
TOTAL AMOUNT FINANCED                         $202,964,542.40

NUMBER OF TOTAL PORTFOLIO LOANS                        10,389

                                                                                      MINIMUM             MAXIMUM
AVERAGE CURRENT BALANCE                             $17,498.55                       $1,506.67          $60,956.86
AVERAGE AMOUNT FINANCED                             $19,536.48                       $3,091.18          $61,592.97

WEIGHTED AVERAGE APR RATE                              10.8141%                       3.2400             24.5000%
WEIGHTED AVERAGE ADJUSTED APR RATE                     10.8141%                       3.2400             24.5000%

WEIGHTED AVERAGE FICO SCORE                                646                               0                 862

WEIGHTED AVERAGE ORIGINAL LOAN TERM                         68 months                       18                  72  months
WEIGHTED AVERAGE REMAINING TERM                             64 months                        3                  72  months
WEIGHTED AVERAGE LOAN AGE                                    4 months                        0                  58  months

TOP DEALER STATE CONCENTRATIONS ($)            34.26 %  California,  11.52 %  Florida,  8.60 %  Nevada
TOP BORROWER STATE CONCENTRATIONS ($)          34.55 %  California,  11.59 %  Florida,  8.23 %  Nevada
NEW-USED BREAKDOWN ($)                         59.44 %  Used, 40.56 %  New
TOP MANUFACTURER CONCENTRATIONS ($)            19.24 %  Ford,  16.79 %  Chevrolet,  9.56 %  Dodge

CONTRACT DATE                                                                  Dec 05, 1999         Oct 28, 2004
MATURITY DATE                                                                  Jan 12, 2005         Nov 12, 2010

                                                                             16

                          [RBS GREENWICH CAPITAL LOGO]

     The information contained herein has been prepared solely for the use of
Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

     The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                  % OF AGGREGATE
                                                                        PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                         NUMBER OF      OUTSTANDING AS OF      OUTSTANDING AS OF
LOAN TYPE                                         AUTOMOBILE LOANS         STAT CALC DATE         STAT CALC DATE
----------------------------------------------------------------------------------------------------------------

 Precomputed                                                   351          $3,555,540.30                  1.96%
 Simple Interest                                            10,038         178,236,943.84                  98.04
----------------------------------------------------------------------------------------------------------------
TOTAL                                                       10,389        $181,792,484.14                100.00%
================================================================================================================

                                                                                                  % OF AGGREGATE
                                                                        PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                         NUMBER OF      OUTSTANDING AS OF      OUTSTANDING AS OF
LOAN CLASS                                        AUTOMOBILE LOANS         STAT CALC DATE         STAT CALC DATE
----------------------------------------------------------------------------------------------------------------
 Premium                                                     1,318         $24,166,008.32                 13.29%
 Elite                                                       2,252          44,279,293.75                  24.36
 Superior                                                    2,184          42,833,271.10                  23.56
 Preferred                                                   2,038          37,883,633.38                  20.84
 Classic                                                     1,701          25,830,603.12                  14.21
 Standard                                                      618           5,229,390.84                   2.88
 Limited Credit                                                278           1,570,283.63                   0.86
----------------------------------------------------------------------------------------------------------------
TOTAL                                                       10,389        $181,792,484.14                100.00%
================================================================================================================

                                                                                                  % OF AGGREGATE
                                                                        PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                         NUMBER OF      OUTSTANDING AS OF      OUTSTANDING AS OF
NEW/USED                                          AUTOMOBILE LOANS         STAT CALC DATE         STAT CALC DATE
----------------------------------------------------------------------------------------------------------------
 New                                                         3,355         $73,732,721.94                 40.56%
 Used                                                        7,034         108,059,762.20                  59.44
----------------------------------------------------------------------------------------------------------------
TOTAL                                                       10,389        $181,792,484.14                100.00%
================================================================================================================

                                                                             17

                          [RBS GREENWICH CAPITAL LOGO]

     The information contained herein has been prepared solely for the use of
Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

     The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                  % OF AGGREGATE
                                                                        PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                         NUMBER OF      OUTSTANDING AS OF      OUTSTANDING AS OF
CONTRACT DATE                                     AUTOMOBILE LOANS         STAT CALC DATE         STAT CALC DATE
----------------------------------------------------------------------------------------------------------------

 01/01/99- 12/31/99                                              1              $3,542.08                  0.00%
 01/01/00- 12/31/00                                          1,811           9,532,602.60                   5.24
 01/01/04- 01/31/04                                              1              14,476.01                   0.01
 02/01/04- 02/29/04                                              9             135,724.07                   0.07
 03/01/04- 03/31/04                                             37             695,910.44                   0.38
 04/01/04- 04/30/04                                             27             467,528.79                   0.26
 05/01/04- 05/31/04                                             40             740,478.06                   0.41
 06/01/04- 06/30/04                                            216           4,357,816.00                   2.40
 07/01/04- 07/31/04                                          1,557          33,620,218.91                  18.49
 08/01/04- 08/31/04                                          2,373          46,277,370.44                  25.46
 09/01/04- 09/30/04                                          2,308          46,028,982.64                  25.32
 10/01/04- 10/31/04                                          2,009          39,917,834.10                  21.96
----------------------------------------------------------------------------------------------------------------
TOTAL                                                       10,389        $181,792,484.14                100.00%
================================================================================================================

                                                                                                  % OF AGGREGATE
                                                                        PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                         NUMBER OF      OUTSTANDING AS OF      OUTSTANDING AS OF
CURRENT BALANCE ($)                               AUTOMOBILE LOANS         STAT CALC DATE         STAT CALC DATE
----------------------------------------------------------------------------------------------------------------
1,507-2,500                                                    183            $375,314.77                  0.21%
2,501-5,000                                                    936           3,611,785.92                   1.99
5,001-7,500                                                    664           4,110,499.57                   2.26
7,501- 10,000                                                  643           5,630,229.02                   3.10
 10,001- 12,500                                                789           8,906,190.65                   4.90
 12,501- 15,000                                                901          12,389,474.06                   6.82
 15,001- 17,500                                              1,053          17,133,168.20                   9.42
 17,501- 20,000                                              1,133          21,274,262.48                  11.70
 20,001- 22,500                                              1,074          22,802,384.30                  12.54
 22,501- 25,000                                                893          21,191,007.06                  11.66
 25,001- 27,500                                                738          19,329,449.28                  10.63
 27,501- 30,000                                                511          14,652,877.03                   8.06
 30,001- 35,000                                                544          17,545,650.81                   9.65
 >35,000                                                        327          12,840,190.99                   7.06
----------------------------------------------------------------------------------------------------------------
TOTAL                                                       10,389        $181,792,484.14                100.00%
================================================================================================================

                                                                             18

                          [RBS GREENWICH CAPITAL LOGO]

     The information contained herein has been prepared solely for the use of
Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

     The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                  % OF AGGREGATE
                                                                        PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                         NUMBER OF      OUTSTANDING AS OF      OUTSTANDING AS OF
APR RATE (%)                                      AUTOMOBILE LOANS         STAT CALC DATE         STAT CALC DATE
----------------------------------------------------------------------------------------------------------------

3.240-4.000                                                     18            $378,027.25                  0.21%
4.001-5.000                                                    152           2,746,581.29                   1.51
5.001-6.000                                                    392           8,251,001.36                   4.54
6.001-7.000                                                    661          13,921,157.31                   7.66
7.001-8.000                                                    859          18,425,455.01                  10.14
8.001-9.000                                                  1,002          21,237,837.79                  11.68
9.001- 10.000                                                1,181          24,468,829.95                  13.46
 10.001- 11.000                                              1,000          20,623,135.82                  11.34
 11.001- 12.000                                                845          16,882,002.62                   9.29
 12.001- 13.000                                                784          15,185,295.60                   8.35
 13.001- 14.000                                                602          11,025,927.23                   6.07
 14.001- 15.000                                                581           9,398,429.05                   5.17
 15.001- 16.000                                                421           5,955,447.49                   3.28
 16.001- 17.000                                                405           4,370,547.62                   2.40
 17.001- 18.000                                                402           3,086,477.20                   1.70
 18.001- 19.000                                                319           2,027,260.69                   1.12
 19.001- 20.000                                                361           2,001,308.79                   1.10
 20.001- 21.000                                                349           1,547,079.78                   0.85
 21.001- 22.000                                                 33             167,628.80                   0.09
 22.001- 23.000                                                 15              56,853.41                   0.03
 23.001- 24.000                                                  5              25,642.67                   0.01
 24.001- 24.500                                                  2              10,557.41                   0.01
----------------------------------------------------------------------------------------------------------------
TOTAL                                                       10,389        $181,792,484.14                100.00%
================================================================================================================

                                                                             19

                          [RBS GREENWICH CAPITAL LOGO]

     The information contained herein has been prepared solely for the use of
Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

     The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                  % OF AGGREGATE
                                                                        PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                         NUMBER OF      OUTSTANDING AS OF      OUTSTANDING AS OF
ADJUSTED APR RATE (%)                             AUTOMOBILE LOANS         STAT CALC DATE         STAT CALC DATE
----------------------------------------------------------------------------------------------------------------

3.240-4.000                                                     18            $378,027.25                  0.21%
4.001-5.000                                                    152           2,746,581.29                   1.51
5.001-6.000                                                    392           8,251,001.36                   4.54
6.001-7.000                                                    661          13,921,157.31                   7.66
7.001-8.000                                                    859          18,425,455.01                  10.14
8.001-9.000                                                  1,002          21,237,837.79                  11.68
9.001- 10.000                                                1,181          24,468,829.95                  13.46
 10.001- 11.000                                              1,000          20,623,135.82                  11.34
 11.001- 12.000                                                845          16,882,002.62                   9.29
 12.001- 13.000                                                784          15,185,295.60                   8.35
 13.001- 14.000                                                602          11,025,927.23                   6.07
 14.001- 15.000                                                581           9,398,429.05                   5.17
 15.001- 16.000                                                421           5,955,447.49                   3.28
 16.001- 17.000                                                405           4,370,547.62                   2.40
 17.001- 18.000                                                402           3,086,477.20                   1.70
 18.001- 19.000                                                319           2,027,260.69                   1.12
 19.001- 20.000                                                361           2,001,308.79                   1.10
 20.001- 21.000                                                349           1,547,079.78                   0.85
 21.001- 22.000                                                 33             167,628.80                   0.09
 22.001- 23.000                                                 15              56,853.41                   0.03
 23.001- 24.000                                                  5              25,642.67                   0.01
 24.001- 24.500                                                  2              10,557.41                   0.01
----------------------------------------------------------------------------------------------------------------
TOTAL                                                       10,389        $181,792,484.14                100.00%
=================================================================================================================

                                                                                                  % OF AGGREGATE
                                                                        PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                         NUMBER OF      OUTSTANDING AS OF      OUTSTANDING AS OF
REMAINING TERM (MONTHS)                           AUTOMOBILE LOANS         STAT CALC DATE         STAT CALC DATE
----------------------------------------------------------------------------------------------------------------
 3- 6                                                          114            $251,029.48                  0.14%
 7-12                                                          877           3,434,149.62                   1.89
13-18                                                          520           2,878,372.69                   1.58
19-24                                                          203           1,864,895.99                   1.03
25-30                                                          123           1,279,926.70                   0.70
31-36                                                          135           1,131,863.36                   0.62
37-42                                                           26             262,732.38                   0.14
43-48                                                          360           3,884,077.21                   2.14
49-54                                                          111           1,520,309.14                   0.84
55-60                                                        2,197          33,935,833.27                  18.67
61-66                                                          515           9,336,406.31                   5.14
67-72                                                        5,208         122,012,887.99                  67.12
----------------------------------------------------------------------------------------------------------------
TOTAL                                                       10,389        $181,792,484.14                100.00%
=================================================================================================================

                                                                             20

                          [RBS GREENWICH CAPITAL LOGO]

     The information contained herein has been prepared solely for the use of
Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

     The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                  % OF AGGREGATE
                                                                        PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                         NUMBER OF      OUTSTANDING AS OF      OUTSTANDING AS OF
LOAN AGE (MONTHS)                                 AUTOMOBILE LOANS         STAT CALC DATE         STAT CALC DATE
----------------------------------------------------------------------------------------------------------------

0                                                            2,757         $54,787,760.78                 30.14%
1                                                            2,366          47,376,952.34                  26.06
2                                                            2,218          44,082,521.38                  24.25
3                                                            1,056          22,705,459.44                  12.49
 4-6                                                           145           2,681,502.87                   1.48
 7+                                                          1,847          10,158,287.33                   5.59
----------------------------------------------------------------------------------------------------------------
TOTAL                                                       10,389        $181,792,484.14                100.00%
=================================================================================================================

                                                                                                  % OF AGGREGATE
                                                                        PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                         NUMBER OF      OUTSTANDING AS OF      OUTSTANDING AS OF
DEALER STATE                                        MORTGAGE LOANS         STAT CALC DATE         STAT CALC DATE
----------------------------------------------------------------------------------------------------------------
 California                                                  3,785         $62,277,374.03                 34.26%
 Florida                                                     1,048          20,950,993.25                  11.52
 Nevada                                                        784          15,642,383.95                   8.60
 Arizona                                                       746          14,041,021.60                   7.72
 Georgia                                                       373           8,362,155.57                   4.60
 Oklahoma                                                      374           7,395,446.92                   4.07
 North Carolina                                                364           7,126,945.34                   3.92
 South Carolina                                                290           5,802,426.14                   3.19
 Washington                                                    276           5,713,605.87                   3.14
 Colorado                                                      304           5,082,306.31                   2.80
 Missouri                                                      203           4,069,631.18                   2.24
 New Jersey                                                    301           3,882,022.00                   2.14
 Texas                                                         156           3,185,750.38                   1.75
 Maryland                                                      229           2,958,569.66                   1.63
 Oregon                                                        129           2,426,452.78                   1.33
 Massachusetts                                                 163           2,388,583.46                   1.31
 Illinois                                                      101           2,075,808.31                   1.14
 Indiana                                                       101           2,022,758.65                   1.11
 New York                                                      279          $1,908,887.36                  1.05%

 All Others (10)                                             383           4,479,361.38                   2.46
----------------------------------------------------------------------------------------------------------------
TOTAL                                                       10,389        $181,792,484.14                100.00%
=================================================================================================================

                                                                             21

                          [RBS GREENWICH CAPITAL LOGO]

     The information contained herein has been prepared solely for the use of
Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

     The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                  % OF AGGREGATE
                                                                        PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                         NUMBER OF      OUTSTANDING AS OF      OUTSTANDING AS OF
COLLATERAL YEAR                                   AUTOMOBILE LOANS         STAT CALC DATE         STAT CALC DATE
----------------------------------------------------------------------------------------------------------------

1994                                                            36            $133,279.69                  0.07%
1995                                                           106             415,197.26                   0.23
1996                                                           204             889,914.82                   0.49
1997                                                           549           2,697,646.10                   1.48
1998                                                           433           2,786,285.20                   1.53
1999                                                           511           4,781,327.55                   2.63
2000                                                         1,048          12,955,988.24                   7.13
2001                                                         1,268          21,251,689.02                  11.69
2002                                                         1,345          25,735,577.37                  14.16
2003                                                         1,111          22,452,093.60                  12.35
2004                                                         3,062          71,595,906.68                  39.38
2005                                                           716          16,097,578.61                   8.85
----------------------------------------------------------------------------------------------------------------
TOTAL                                                       10,389        $181,792,484.14                100.00%
=================================================================================================================

                                                                             22

                          [RBS GREENWICH CAPITAL LOGO]

     The information contained herein has been prepared solely for the use of
Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

     The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                  % OF AGGREGATE
                                                                        PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                         NUMBER OF      OUTSTANDING AS OF      OUTSTANDING AS OF
MANUFACTURER                                      AUTOMOBILE LOANS         STAT CALC DATE         STAT CALC DATE
----------------------------------------------------------------------------------------------------------------

 Acura                                                          53            $809,791.63                  0.45%
 Am General                                                      7             217,511.39                   0.12
 Audi                                                           16             271,845.60                   0.15
 BMW                                                            74           1,812,442.39                   1.00
 Buick                                                          58             908,363.40                   0.50
 Cadillac                                                       58           1,264,204.92                   0.70
 Chevrolet                                                   1,550          30,527,451.76                  16.79
 Chrysler                                                      307           5,559,811.46                   3.06
 Daewoo                                                          4              13,245.15                   0.01
 Dodge                                                         970          17,381,411.16                   9.56
 Ford                                                        1,882          34,969,989.87                  19.24
 Georgia                                                         4               8,991.27                   0.00
 GMC                                                           290           6,318,323.06                   3.48
 Honda                                                         509           7,751,397.19                   4.26
 Hyundai                                                       353           5,618,834.85                   3.09
 Infiniti                                                       35             533,525.69                   0.29
 Isuzu                                                          82           1,225,327.71                   0.67
 Jaguar                                                         24             583,552.06                   0.32
 Jeep                                                          297           4,852,129.61                   2.67
 Kia                                                           207           3,258,105.04                   1.79
 Land Rover                                                     21             456,735.10                   0.25
 Lexus                                                          74           1,625,674.56                   0.89
 Lincoln                                                        88           1,930,246.64                   1.06
 Mazda                                                         242           3,544,995.93                   1.95
 Mercedes                                                       91           2,493,179.12                   1.37
 Mercury                                                        93           1,279,003.64                   0.70
 Mitsubishi                                                    396           5,945,313.81                   3.27
 Nissan                                                        960          15,293,415.07                   8.41
 Oldsmobile                                                     80             924,186.00                   0.51
 Plymouth                                                       55             268,183.32                   0.15
 Pontiac                                                       200           2,490,442.66                   1.37
 Porsche                                                         2              68,541.41                   0.04
 Range Rover                                                     1              19,288.08                   0.01
 Saab                                                            4              74,601.93                   0.04
 Saturn                                                        151           2,036,824.56                   1.12
 Subaru                                                         31             607,414.37                   0.33
 Suzuki                                                         90           1,207,539.48                   0.66
 Toyota                                                        860          14,922,659.91                   8.21
 Volkswagen                                                    128           1,912,592.85                   1.05
 Volvo                                                          42             805,390.49                   0.44
----------------------------------------------------------------------------------------------------------------
TOTAL                                                       10,389        $181,792,484.14                100.00%
=================================================================================================================

                                                                             23

                          [RBS GREENWICH CAPITAL LOGO]